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                                                                 EXHIBIT 10.10


                          ADDENDUM TO LEASE AGREEMENT

                       BETWEEN STOCKING WORKS ASSOCIATES

                                      and

                                 COLLAGENEXINC.


        THIS AGREEMENT, entered this day of 15 October, 1996, by and between Stocking Works Associates, a Pennsylvania Limited Partnership (hereinafter "Landlord") and Collagenex Inc., a Delaware Corporation, (hereinafter "Tenant") provides:

        1. Landlord and Tenant entered into a Lease Agreement dated September 5, 1995 ("the Lease Agreement") whereby Tenant would lease the third floor at 301 South State Street, Newtown, PA, for a period of one (1) year commencing on January 1, 1996, and terminating on December 31, 1996.

        2. Tenant now wishes to extend said Lease Agreement for one additional year commencing January 1, 1997 and terminating on December 31, 1997.

        3. Landlord hereby agrees to extend the term of said Lease Agreement as set forth herein provided Tenant agrees to continue to be bound by the terms and conditions set forth in the September 5, 1995 Lease Agreement.

        INTENDING to be legally bound hereby, and for good and valuable consideration herein recited and otherwise paid, the parties hereto set their hands and seals the first date above written:

WITNESS:                                 LANDLORD:
                                         Stocking Works Associates

                                         By:
-----------------------------               --------------------------------
                                                   Kenneth S. Sweet


                                         TENANT:
                                         Collagenex Inc.


/s/ Carol Nielsen                        By: /s/ Nancy C. Broadbent
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